Summary Prospectus Seix Global Strategy Fund AUGUST 1, 2010 Class / Ticker Symbol A / CGSAX I / CGSIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Seix Global Strategy Fund (the “Fund”) seeks solid positive returns with limited downside risk from capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 90 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	4.75%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.30%	None
Other Expenses	0.41%	0.41%
Acquired Fund Fees and Expenses	0.15%	0.15%

Total Annual Fund Operating Expenses	1.46%	1.16%
Fee Waivers and/or Expense Reimbursements(1)	(0.18)%	(0.18)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	1.28%	0.98%

(1)	The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.13% and 0.83% for the A and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs

August 1, 2010	1	Summary Prospectus

may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$599	$898	$1,218	$2,124
I Shares	$100	$351	$621	$1,393

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in debt securities of issuers worldwide (including emerging markets) and foreign currencies. The Fund’s investments may include debt securities issued by domestic and foreign governments and their agencies and authorities, and corporations, and may be denominated in U.S. dollars or other currencies. The Fund focuses primarily on investment grade and may also invest significantly in below investment grade securities that are rated by a nationally recognized statistical rating organization, or if no such rating exists, securities that are deemed to be of comparable quality by the Subadviser. Such below investment grade securities are commonly known as “junk bonds” and offer greater risks than investment grade debt securities. The Fund may invest in debt securities with a range of maturities from short to long term. The Fund’s investments in foreign currency may include buying and selling currency on a spot basis.

To implement its investment strategy, the Fund may enter into foreign currency forward contracts and will buy or sell derivative instruments (such as credit linked notes, futures, options, inverse floaters, swaps, including credit default swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. For example, there are instances in which the derivatives market is more liquid and less volatile than the market for the underlying fixed income instruments and currencies. In other cases, the only way to gain exposure to some foreign markets is to purchase foreign currency forward contracts and other derivatives. When derivatives are used as the primary or only means by which the Fund implements its investment strategy, the Fund may be significantly invested in money market instruments such as U.S. Treasuries or Shares of RidgeWorth Money Market Funds. The Fund may count the value of derivatives as applying to its requirement to invest primarily in debt securities of issuers worldwide and foreign currencies where the derivative’s underlying securities attributes meet those described in the first paragraph. Portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

In selecting investments for purchase and sale, the Subadviser identifies investment opportunities by beginning with country selection, then assessing local markets for upside potential and downside risk. Factors considered include prospects for a country’s political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadviser may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer’s financial condition and competitiveness.

Principal Investment Risks

Credit Risk: Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the owner may not make payment on time. The lower the rating of a debt security, the higher its credit risk.

Interest Rate Risk: Debt securities will generally lose value if interest rates increase. U.S. Government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations. Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.

Foreign Securities Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments and delays in enforcement of rights. These risks are increased for investments in emerging markets.

Foreign Currency Risk: Changes in foreign currency exchange rates will affect the value of what the fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency trends are unpredictable and currency rates may fluctuate significantly for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Summary Prospectus	2	August 1, 2010

Foreign Currency Forward Contracts Risk: The technique of purchasing foreign currency forward contracts to obtain exposure to currencies or manage currency risk may not be effective. In addition, currency markets generally are not as regulated as securities markets.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

Swap Risk: The Fund may enter into swap agreements, including credit default swaps, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset, or to hedge a position. Credit default swaps may increase the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.

Futures Contract Risk: The Fund may enter into futures contracts. The risks associated with futures include: the Subadviser’s ability to manage these instruments, the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

Leverage Risk: Certain transactions and the use of derivatives such as foreign currency forward contracts, swaps and futures may create leveraging risk. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Below Investment Grade Securities Risk: Below investment grade securities (sometimes referred to as “junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund’s I Shares for the 2009 calendar year.*

Best Quarter	Worst Quarter
1.72%	-3.30%
(6/30/09)	(9/30/09)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was 12.45%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the I Shares. After-tax returns for other classes will vary.

		Since
	1 Year	Inception*

I Shares Returns Before Taxes	-1.75%	3.51%

I Shares Returns After Taxes on Distributions	-2.86%	2.39%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	-1.15%	2.34%

J.P. Morgan EMBI+ Index	25.95%	8.78%

*	The Fund commenced operations on September 8, 2008. Index returns since August 31, 2008 (benchmark returns available only on a month-end basis).

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

August 1, 2010	3	Summary Prospectus

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. Seix Investment Advisors LLC is the Fund’s subadviser.

Portfolio Management

Mr. James F. Keegan, Chief Investment Officer, has been a member of the Fund’s management team since the Fund’s inception. Mr. Adrien Webb, CFA, Managing Director and Senior Portfolio Manager, has been a member of the Fund’s management team since the Fund’s inception. Mr. Seth Antiles, Ph.D., Managing Director and Portfolio Manager, has been a member of the Fund’s management team since the Fund’s inception.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

RFSUM-SGS-0810